Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

September 2013

Table of Contents

Quarterly Key Statistics	1

Year To Date Key Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin - Interest Income / Expense	8

Consolidated Quarterly Net Interest Margin - Yield	9

Selected Quarterly Income Statement Data	10

Quarterly Mortgage Banking Income	11

Quarterly Credit Reserves Analysis	12

Quarterly Net Charge-Off Analysis	13

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	14

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	15

Quarterly Common Stock Summary, Capital, and Other Data	16

Consolidated Year To Date Average Balance Sheets	17

Consolidated Year To Date Net Interest Margin - Interest Income / Expense	18

Consolidated Year To Date Net Interest Margin - Yield	19

Selected Year To Date Income Statement Data	20

Year To Date Mortgage Banking Income	21

Year To Date Credit Reserves Analysis	22

Year To Date Net Charge-Off Analysis	23

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	24

Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans	25

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure. Basel III Tier 1 common capital ratio estimates are based on management’s current interpretation, expectations, and understanding of the final U.S. Basel III rules adopted by the Federal Reserve Board and released on July 2, 2012.

Huntington Bancshares Incorporated

Quarterly Key Statistics(1)

(Unaudited)

	2013		2012	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Third	Second	Third	2Q13	3Q12
Net interest income	$424,852	$424,937	$430,298	—%	(1)%
Provision for credit losses	11,400	24,722	37,004	(54)	(69)
Noninterest income	250,503	248,655	261,067	1	(4)
Noninterest expense	423,336	445,865	458,303	(5)	(8)

Income before income taxes	240,619	203,005	196,058	19	23
Provision for income taxes	62,132	52,354	28,291	19	120

Net income	$178,487	$150,651	$167,767	18%	6%

Dividends on preferred shares	7,967	7,967	7,983	—	—

Net income applicable to common shares	$170,520	$142,684	$159,784	20%	7%

Net income per common share—diluted	$0.20	$0.17	$0.19	18%	5%
Cash dividends declared per common share	0.05	0.05	0.04	—	25
Book value per common share at end of period	6.72	6.51	6.34	3	6
Tangible book value per common share at end of period	6.10	5.88	5.71	4	7
Average common shares—basic	830,398	834,730	857,871	(1)	(3)
Average common shares—diluted	841,015	843,840	863,588	—	(3)
Return on average assets	1.27%	1.08%	1.19%
Return on average common shareholders’ equity	12.3	10.4	11.9
Return on average tangible common shareholders’ equity(2)	14.1	12.0	13.9
Net interest margin(3)	3.34	3.38	3.38
Efficiency ratio(4)	60.6	64.0	64.5
Noninterest Income/Total Revenue	36.7	36.6	37.5
Effective tax rate	25.8	25.8	14.4
Average loans and leases	$41,994,204	$41,280,065	$40,119,938	2	5
Average loans and leases—linked quarter annualized growth rate	6.9%	4.1%	(10.3)%
Average earning assets	$51,247,215	$51,156,168	$51,330,241	—	—
Average total assets	55,914,791	55,889,271	56,138,175	—	—
Average core deposits(5)	43,773,153	43,768,948	43,763,695	—	—
Average core deposits—linked quarter annualized growth rate	—%	1.4%	9.2%
Average shareholders’ equity	$5,879,479	$5,888,206	$5,730,951	—	3
Total assets at end of period	56,648,251	56,113,687	56,443,000	1	—
Total shareholders’ equity at end of period	5,961,579	5,783,515	5,807,604	3	3
Net charge-offs (NCOs)	55,742	34,790	105,095	60	(47)
NCOs as a % of average loans and leases	0.53%	0.34%	1.05%
Nonaccrual loans and leases (NALs)	$333,106	$363,546	$445,046	(8)	(25)
NAL ratio	0.78%	0.87%	1.11%
Nonperforming assets (NPAs)(6)	$374,260	$396,699	$509,728	(6)	(27)
NPA ratio(6)	0.88%	0.95%	1.26%
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.57	1.76	1.96
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.72	1.86	2.09
ACL as a % of NALs	220	214	189
ACL as a % of NPAs	196	196	165
Tier 1 leverage ratio(7)	10.85	10.64	10.29
Tier 1 common risk-based capital ratio(7)	10.85	10.71	10.28
Tier 1 risk-based capital ratio(7)	12.36	12.24	11.88
Total risk-based capital ratio(7)	14.67	14.57	14.36
Tangible common equity / tangible assets ratio(8)	9.02	8.78	8.74

See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated

Year To Date Key Statistics(1)

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2013	2012	Amount	Percent
Net interest income	$1,273,959	$1,276,469	$(2,510)	—%
Provision for credit losses	65,714	107,930	(42,216)	(39)
Noninterest income	751,367	800,206	(48,839)	(6)
Noninterest expense	1,311,994	1,365,248	(53,254)	(4)

Income before income taxes	647,618	603,497	44,121	7
Provision for income taxes	166,700	129,754	36,946	28

Net Income	$480,918	$473,743	$7,175	2%

Dividends on preferred shares	23,904	24,016	(112)	—

Net income applicable to common shares	$457,014	$449,727	$7,287	2%

Net income per common share—diluted	$0.54	$0.52	$0	4%
Cash dividends declared per common share	0.14	0.12	0.02	17
Average common shares—basic	835,410	861,543	(26,133)	(3)
Average common shares—diluted	844,521	866,768	(22,247)	(3)
Return on average assets	1.15%	1.14%
Return on average common shareholders’ equity	11.1	11.5
Return on average tangible common shareholders’ equity(2)	12.9	13.5
Net interest margin(3)	3.38	3.40
Efficiency ratio(4)	62.6	63.7
Noninterest Income/Total Revenue	36.8	38.3
Effective tax rate	25.7	21.5
Average loans and leases	$41,383,537	$40,147,614	$1,235,923	3
Average earning assets	51,122,168	50,717,991	404,177	1
Average total assets	55,844,746	55,546,026	298,720	1
Average core deposits(5)	43,719,823	42,647,918	1,071,905	3
Average shareholders’ equity	5,867,457	5,614,026	253,431	5
Net charge-offs (NCOs)	142,219	272,332	(130,113)	(48)%
NCOs as a % of average loans and leases	0.46%	0.90%

See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include other real estate owned.
(7)	September 30, 2013, figures are estimated.
(8)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2013	2012		Percent Changes vs.
	September 30,	December 31,	September 30,	4Q12	3Q12
(dollar amounts in thousands, except number of shares)	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$1,107,658	$1,262,806	$797,601	(12)%	39%
Interest-bearing deposits in banks	63,100	70,921	65,635	(11)	(4)
Trading account securities	74,167	91,205	91,970	(19)	(19)
Loans held for sale	345,621	764,309	1,852,919	(55)	(81)
Available-for-sale and other securities	6,446,681	7,566,175	7,778,568	(15)	(17)
Held-to-maturity securities	2,236,121	1,743,876	1,582,150	28	41
Loans and leases(1)	42,555,833	40,728,425	40,260,417	4	6
Allowance for loan and lease losses	(666,030)	(769,075)	(789,142)	(13)	(16)

Net loans and leases	41,889,803	39,959,350	39,471,275	5	6

Bank owned life insurance	1,633,247	1,596,056	1,586,902	2	3
Premises and equipment	639,632	617,257	590,750	4	8
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	103,512	132,157	143,804	(22)	(28)
Accrued income and other assets	1,664,441	1,904,805	2,037,158	(13)	(18)

Total assets	$56,648,251	$56,153,185	$56,443,000	1%	—%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$46,564,046	$46,252,683	$46,741,286	1%	—%
Short-term borrowings	660,932	589,814	1,259,771	12	(48)
Federal Home Loan Bank advances	333,352	1,008,959	9,406	(67)	3,444
Other long-term debt	904,668	158,784	185,613	470	387
Subordinated notes	1,111,598	1,197,091	1,306,273	(7)	(15)
Accrued expenses and other liabilities	1,112,076	1,155,643	1,133,047	(4)	(2)

Total liabilities	50,686,672	50,362,974	50,635,396	1	—

Shareholder’s equity
Preferred stock—authorized 6,617,808 shares-Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—
Common stock—Par value of $0.01	8,315	8,441	8,567	(1)	(3)
Capital surplus	7,387,033	7,475,149	7,551,509	(1)	(2)
Less treasury shares, at cost	(10,893)	(10,921)	(10,817)	—	1
Accumulated other comprehensive loss	(230,767)	(150,817)	(84,542)	53	173
Retained earnings	(1,578,401)	(1,917,933)	(2,043,405)	(18)	(23)

Total shareholders’ equity	5,961,579	5,790,211	5,807,604	3	3

Total liabilities and shareholders’ equity	$56,648,251	$56,153,185	$56,443,000	1%	—%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	831,516,546	844,105,349	856,748,584
Common shares outstanding	830,144,646	842,812,709	855,485,376
Treasury shares outstanding	1,371,900	1,292,640	1,263,208
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 5 for detail of loans and leases.
(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	2013						2012
	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$17,335	41%	$17,113	41%	$17,267	42%	$16,971	42%	$16,478	41%
Commercial real estate:
Construction	544	1	607	1	574	1	648	2	541	1
Commercial	4,328	10	4,286	10	4,485	11	4,751	12	4,956	12

Commercial real estate	4,872	11	4,893	11	5,059	12	5,399	14	5,497	13

Total commercial	22,207	52	22,006	52	22,326	54	22,370	56	21,975	54

Consumer:
Automobile	6,317	15	5,810	14	5,036	12	4,634	11	4,276	11
Home equity	8,347	20	8,369	20	8,474	21	8,335	20	8,381	21
Residential mortgage	5,307	12	5,168	12	5,051	12	4,970	12	5,192	13
Other consumer	378	1	387	2	397	1	419	1	436	1

Total consumer	20,349	48	19,734	48	18,958	46	18,358	44	18,285	46

Total loans and leases	$42,556	100%	$41,740	100%	$41,284	100%	$40,728	100%	$40,260	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,673	30%	$12,642	30%	$12,749	31%	$12,644	31%	$12,656	31%
Regional and Commercial Banking	11,397	27	11,119	27	11,166	27	10,679	26	10,463	26
AFCRE	12,484	29	12,119	29	11,526	28	11,396	28	11,019	27
WGH	5,961	14	5,868	14	5,767	14	5,887	15	6,053	16
Treasury / Other	41	—	(8)	—	76	—	122	—	69	—

Total loans and leases	$42,556	100%	$41,740	100%	$41,284	100%	$40,728	100%	$40,260	100%

	2013						2012
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$12,633	30%	$12,688	31%	$12,693	31%	$12,677	31%	$12,703	32%
Regional and Commercial Banking	11,150	27	11,058	27	10,987	27	10,390	26	10,427	26
AFCRE	12,239	29	11,683	28	11,454	28	11,221	28	10,949	27
WGH	5,923	14	5,837	14	5,711	14	6,054	15	5,993	15
Treasury / Other	49	—	14	—	19	—	55	—	48	—

Total loans and leases	$41,994	100%	$41,280	100%	$40,864	100%	$40,397	100%	$40,120	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

	2013						2012
	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	(Unaudited)		(Unaudited)		(Unaudited)				(Unaudited)
Ending Balances by Type:
Demand deposits—noninterest-bearing	$13,421	29%	$13,491	29%	$12,757	27%	$12,600	27%	$12,680	27%
Demand deposits—interest-bearing	5,856	13	5,977	13	6,135	13	6,218	13	5,909	13
Money market deposits	16,212	34	15,131	33	15,165	32	14,691	32	14,926	32
Savings and other domestic deposits	4,946	11	5,054	11	5,174	11	5,002	11	4,949	11
Core certificates of deposit	4,108	9	4,353	9	5,170	11	5,516	12	5,817	12

Total core deposits	44,543	96	44,006	95	44,401	94	44,027	95	44,281	95
Other domestic deposits of $250,000 or more	268	1	283	1	355	1	354	1	352	1
Brokered deposits and negotiable CDs	1,366	3	1,695	4	1,807	4	1,594	3	1,795	4
Deposits in foreign offices	387	—	347	—	304	1	278	1	313	—

Total deposits	$46,564	100%	$46,331	100%	$46,867	100%	$46,253	100%	$46,741	100%

Total core deposits:
Commercial	$19,526	44%	$18,922	43%	$18,502	42%	$18,358	42%	$19,207	43%
Consumer	25,017	56	25,084	57	25,899	58	25,669	58	25,074	57

Total core deposits	$44,543	100%	$44,006	100%	$44,401	100%	$44,027	100%	$44,281	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,200	61%	$28,209	61%	$28,719	61%	$28,367	61%	$28,220	60%
Regional and Commercial Banking	6,191	13	5,639	12	5,627	12	5,863	13	6,205	13
AFCRE	1,084	2	1,021	2	970	2	995	2	922	2
WGH	9,935	22	10,069	22	10,015	22	9,508	21	9,816	22
Treasury / Other(1)	1,154	2	1,393	3	1,536	3	1,520	3	1,578	3

Total deposits	$46,564	100%	$46,331	100%	$46,867	100%	$46,253	100%	$46,741	100%

	2013						2012
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$28,172	61%	$28,345	61%	$28,331	62%	$28,301	61%	$28,248	61%
Regional and Commercial Banking	5,912	13	5,506	12	5,668	12	6,120	13	5,715	12
AFCRE	1,018	2	954	2	922	2	949	2	942	2
WGH	9,593	21	9,919	22	9,623	21	9,873	21	9,735	21
Treasury / Other(1)	1,275	3	1,463	3	1,469	3	1,524	3	1,658	4

Total deposits	$45,970	100%	$46,187	100%	$46,013	100%	$46,767	100%	$46,298	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2013			2012		Percent Changes vs.
(dollar amounts in millions)	Third	Second	First	Fourth	Third	2Q13	3Q12
Assets
Interest-bearing deposits in banks	$54	$84	$72	$73	$82	(36)%	(34)%
Loans held for sale	379	678	709	840	1,829	(44)	(79)
Securities:
Available-for-sale and other securities:
Taxable	6,040	6,728	6,964	7,131	8,014	(10)	(25)
Tax-exempt	565	591	549	492	423	(4)	34

Total available-for-sale and other securities	6,605	7,319	7,513	7,623	8,437	(10)	(22)
Trading account securities	76	84	85	97	66	(10)	15
Held-to-maturity securities—taxable	2,139	1,711	1,717	1,652	796	25	169

Securities	8,820	9,114	9,315	9,372	9,299	(3)	(5)

Loans and leases:(1)
Commercial:
Commercial and industrial	17,032	17,033	16,954	16,507	16,343	—	4
Commercial real estate:
Construction	565	586	598	576	569	(4)	(1)
Commercial	4,345	4,429	4,694	4,897	5,153	(2)	(16)

Commercial real estate	4,910	5,015	5,292	5,473	5,722	(2)	(14)

Total commercial	21,942	22,048	22,246	21,980	22,065	—	(1)

Consumer:
Automobile	6,075	5,283	4,833	4,486	4,065	15	49
Home equity	8,341	8,263	8,395	8,345	8,369	1	—
Residential mortgage	5,256	5,225	4,978	5,155	5,177	1	2
Other consumer	380	461	412	431	444	(18)	(14)

Total consumer	20,052	19,232	18,618	18,417	18,055	4	11

Total loans and leases	41,994	41,280	40,864	40,397	40,120	2	5
Allowance for loan and lease losses	(717)	(746)	(772)	(783)	(855)	(4)	(16)

Net loans and leases	41,277	40,534	40,092	39,614	39,265	2	5

Total earning assets	51,247	51,156	50,960	50,682	51,330	—	—

Cash and due from banks	944	940	904	1,459	960	—	(2)
Intangible assets	552	563	571	581	597	(2)	(8)
All other assets	3,889	3,976	4,065	4,115	4,106	(2)	(5)

Total assets	$55,915	$55,889	$55,728	$56,054	$56,138	—%	—%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$13,088	$12,879	$12,165	$13,121	$12,329	2%	6%
Demand deposits—interest-bearing	5,763	5,927	5,977	5,843	5,814	(3)	(1)

Total demand deposits	18,851	18,806	18,142	18,964	18,143	—	4
Money market deposits	15,739	15,069	15,045	14,749	14,515	4	8
Savings and other domestic deposits	5,007	5,115	5,083	4,960	4,975	(2)	1
Core certificates of deposit	4,176	4,778	5,346	5,637	6,131	(13)	(32)

Total core deposits	43,773	43,768	43,616	44,310	43,764	—	—
Other domestic deposits of $250,000 or more	268	324	360	359	300	(17)	(11)
Brokered deposits and negotiable CDs	1,553	1,779	1,697	1,756	1,878	(13)	(17)
Deposits in foreign offices	376	316	340	342	356	19	6

Total deposits	45,970	46,187	46,013	46,767	46,298	—	(1)
Short-term borrowings	710	701	762	1,012	1,329	1	(47)
Federal Home Loan Bank advances	549	757	686	42	107	(27)	413
Subordinated notes and other long-term debt	1,753	1,292	1,348	1,374	1,638	36	7

Total interest-bearing liabilities	35,894	36,058	36,644	36,074	37,043	—	(3)

All other liabilities	1,054	1,064	1,085	1,017	1,035	(1)	2
Shareholders’ equity	5,879	5,888	5,834	5,842	5,731	—	3

Total liabilities and shareholders’ equity	$55,915	$55,889	$55,728	$56,054	$56,138	—%	—%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2013			2012
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	$9	$57	$29	$51	$42
Loans held for sale	3,699	5,739	5,702	6,675	14,548
Securities:
Available-for-sale and other securities:
Taxable	35,280	38,538	40,185	41,335	45,936
Tax-exempt	5,700	5,829	5,438	4,968	4,383

Total available-for-sale and other securities	40,980	44,367	45,623	46,303	50,319
Trading account securities	43	126	106	245	178
Held-to-maturity securities—taxable	12,220	9,778	9,838	9,244	5,591

Total securities	53,243	54,272	55,567	55,792	56,088

Loans and leases:
Commercial:
Commercial and industrial	160,285	161,543	162,396	163,644	162,998
Commercial real estate:
Construction	5,650	5,829	6,045	6,075	5,583
Commercial	45,525	46,214	46,978	52,543	50,704

Commercial real estate	51,175	52,043	53,023	58,618	56,287

Total commercial	211,460	213,586	215,419	222,262	219,285

Consumer:
Automobile	58,216	52,159	51,013	50,930	49,718
Home equity	86,131	85,796	86,991	88,541	89,388
Residential mortgage	50,111	49,912	49,353	52,440	51,981
Other consumer	6,677	7,650	7,169	7,775	7,991

Total consumer	201,135	195,517	194,526	199,686	199,078

Total loans and leases	412,595	409,103	409,945	421,948	418,363

Total earning assets	$469,546	$469,170	$471,243	$484,466	$489,041

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits—interest-bearing	636	617	642	734	1,013

Total demand deposits	636	617	642	734	1,013
Money market deposits	10,211	8,886	8,438	9,843	12,025
Savings and other domestic deposits	3,134	3,416	3,818	4,150	4,576
Core certificates of deposit	11,094	13,410	15,710	17,144	19,237

Total core deposits	25,075	26,329	28,608	31,871	36,851
Other domestic deposits of $250,000 or more	300	406	465	553	511
Brokered deposits and negotiable CDs	2,145	2,746	2,823	3,141	3,356
Deposits in foreign offices	136	110	140	152	164

Total deposits	27,656	29,591	32,036	35,717	40,882
Short-term borrowings	158	179	234	363	544
Federal Home Loan Bank advances	197	272	301	129	135
Subordinated notes and other long-term debt	10,049	7,603	8,578	8,731	11,928

Total interest bearing liabilities	38,060	37,645	41,149	44,940	53,489

Net interest income	$431,486	$431,525	$430,094	$439,526	$435,552

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Yield

(Unaudited)

	Average Rates (2)
	2013			2012
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	0.07%	0.27%	0.16%	0.28%	0.21%
Loans held for sale	3.89	3.39	3.22	3.18	3.18
Securities:
Available-for-sale and other securities:
Taxable	2.34	2.29	2.31	2.32	2.29
Tax-exempt	4.04	3.94	3.96	4.03	4.15

Total available-for-sale and other securities	2.48	2.42	2.43	2.43	2.39
Trading account securities	0.23	0.60	0.50	1.01	1.07
Held-to-maturity securities—taxable	2.29	2.29	2.29	2.24	2.81

Total securities	2.41	2.38	2.39	2.38	2.41
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.68	3.75	3.83	3.88	3.90
Commercial real estate:
Construction	3.91	3.93	4.05	4.13	3.84
Commercial	4.10	4.13	4.00	4.20	3.85

Commercial real estate	4.08	4.09	4.01	4.19	3.85

Total commercial	3.77	3.83	3.87	3.96	3.89

Consumer:
Automobile	3.80	3.96	4.28	4.52	4.87
Home equity	4.10	4.16	4.20	4.24	4.27
Residential mortgage	3.81	3.82	3.97	4.07	4.02
Other consumer	6.98	6.66	7.05	7.16	7.16

Total consumer	3.99	4.07	4.22	4.33	4.40

Total loans and leases	3.87	3.95	4.03	4.13	4.12

Total earning assets	3.64%	3.68%	3.75%	3.80%	3.79%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits—interest-bearing	0.04	0.04	0.04	0.05	0.07

Total demand deposits	0.01	0.01	0.01	0.02	0.02
Money market deposits	0.26	0.24	0.23	0.27	0.33
Savings and other domestic deposits	0.25	0.27	0.30	0.33	0.37
Core certificates of deposit	1.05	1.13	1.19	1.21	1.25

Total core deposits	0.32	0.34	0.37	0.41	0.47
Other domestic deposits of $250,000 or more	0.44	0.50	0.52	0.61	0.68
Brokered deposits and negotiable CDs	0.55	0.62	0.67	0.71	0.71
Deposits in foreign offices	0.14	0.14	0.17	0.18	0.18

Total deposits	0.33	0.36	0.38	0.42	0.48
Short-term borrowings	0.09	0.10	0.12	0.14	0.16
Federal Home Loan Bank advances	0.14	0.14	0.18	1.20	0.50
Subordinated notes and other long-term debt	2.29	2.35	2.54	2.55	2.91

Total interest-bearing liabilities	0.42	0.42	0.45	0.50	0.58

Net interest rate spread	3.20	3.26	3.30	3.30	3.21
Impact of noninterest-bearing funds on margin	0.14	0.12	0.12	0.15	0.17

Net interest margin	3.34%	3.38%	3.42%	3.45%	3.38%

Commercial Loan Derivative Impact

(Unaudited)

	Average Rates (2)
	2013			2012
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	3.58%	3.57%	3.58%	3.72%	3.61%
Impact of commercial loan derivatives	0.19	0.26	0.29	0.24	0.28

Total commercial—as reported	3.77%	3.83%	3.87%	3.96%	3.89%

Average 30 day LIBOR	0.19%	0.20%	0.20%	0.21%	0.24%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2013			2012		Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third	2Q13	3Q12
Interest income	$462,912	$462,582	$465,319	$478,995	$483,787	0%	(4)%
Interest expense	38,060	37,645	41,149	44,940	53,489	1	(29)

Net interest income	424,852	424,937	424,170	434,055	430,298	(0)	(1)
Provision for credit losses	11,400	24,722	29,592	39,458	37,004	(54)	(69)

Net interest income after provision for credit losses	413,452	400,215	394,578	394,597	393,294	3	5

Service charges on deposit accounts	72,918	68,009	60,883	68,083	67,806	7	8
Mortgage banking income	23,621	33,659	45,248	61,711	44,614	(30)	(47)
Trust services	30,470	30,666	31,160	31,388	29,689	(1)	3
Electronic banking	24,282	23,345	20,713	21,011	22,135	4	10
Brokerage income	16,532	19,546	17,995	17,415	16,526	(15)	0
Insurance income	17,269	17,187	19,252	17,268	17,792	0	(3)
Gain on sale of loans	5,063	3,348	2,616	20,690	6,591	51	(23)
Bank owned life insurance income	13,740	15,421	13,442	13,767	14,371	(11)	(4)
Capital markets fees	12,825	12,229	7,834	12,694	11,596	5	11
Securities gains (losses)	98	(410)	(509)	863	4,169	(124)	N.R.
Other income	33,685	25,655	33,575	32,761	25,778	31	31

Total noninterest income	250,503	248,655	252,209	297,651	261,067	1	(4)

Personnel costs	229,326	263,862	258,895	253,952	247,709	(13)	(7)
Outside data processing and other services	49,313	49,898	49,265	48,699	50,396	(1)	(2)
Net occupancy	35,591	27,656	30,114	29,008	27,599	29	29
Equipment	28,191	24,947	24,880	26,580	25,950	13	9
Deposit and other insurance expense	11,155	13,460	15,490	16,327	15,534	(17)	(28)
Professional services	12,487	9,341	7,192	22,514	17,510	34	(29)
Marketing	12,271	14,239	10,971	16,456	16,842	(14)	(27)
Amortization of intangibles	10,362	10,362	10,320	11,647	11,431	—	(9)
OREO and foreclosure expense	2,053	(271)	2,666	4,233	4,982	(858)	(59)
Loss (Gain) on early extinguishment of debt	—	—	—	—	1,782	—	(100)
Other expense	32,587	32,371	33,000	41,212	38,568	1	(16)

Total noninterest expense	423,336	445,865	442,793	470,628	458,303	(5)	(8)

Income before income taxes	240,619	203,005	203,994	221,620	196,058	19	23
Provision for income taxes	62,132	52,354	52,214	54,341	28,291	19	120

Net income	$178,487	$150,651	$151,780	$167,279	$167,767	18%	6%

Dividends on preferred shares	7,967	7,967	7,970	7,973	7,983	—	(0)

Net income applicable to common shares	$170,520	$142,684	$143,810	$159,306	$159,784	—	7%

Average common shares—basic	830,398	834,730	841,103	847,220	857,871	—	(3)%
Average common shares—diluted	841,015	843,840	848,708	853,306	863,588	(0)%	(3)
Per common share
Net income—basic	$0.21	$0.17	$0.17	$0.19	$0.19	24%	11%
Net income—diluted	0.20	0.17	0.17	0.19	0.19	18	5
Cash dividends declared	0.05	0.05	0.04	0.04	0.04	—	25
Revenue—fully-taxable equivalent (FTE)
Net interest income	$424,852	$424,937	$424,170	$434,055	$430,298	(0)	(1)%
FTE adjustment	6,634	6,587	5,923	5,470	5,254	1	26

Net interest income(2)	431,486	431,524	430,093	439,525	435,552	(0)	(1)
Noninterest income	250,503	248,655	252,209	297,651	261,067	1	(4)

Total revenue(2)	$681,989	$680,179	$682,302	$737,176	$696,619	0%	(2)%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2013			2012		Percent Changes vs.
(dollar amounts in thousands, except as noted)	Third	Second	First	Fourth	Third	2Q13	3Q12
Mortgage banking income
Origination and secondary marketing	$15,568	$27,915	$27,330	$44,497	$40,860	(44)%	(62)%
Servicing fees	10,868	10,898	11,241	11,491	11,308	—	(4)
Amortization of capitalized servicing	(6,783)	(7,998)	(7,903)	(9,116)	(8,405)	(15)	(19)
Other mortgage banking income	3,685	4,470	4,654	4,828	5,000	(18)	(26)

Subtotal	23,338	35,285	35,322	51,700	48,763	(34)	(52)
MSR valuation adjustment(1)	173	14,128	17,798	11,747	(19,543)	(99)	(101)
Net trading gains (losses) related to MSR hedging	110	(15,755)	(7,872)	(1,736)	15,395	(101)	(99)

Total mortgage banking income	$23,621	$33,658	$45,248	$61,711	$44,615	(30)%	(47)%

Mortgage originations (in millions)	$1,176	$1,282	$1,119	$1,161	$1,224	(8)%	(4)%
Average trading account securities used to hedge MSRs (in millions)	—	—	—	1	4	—	(100)
Capitalized mortgage servicing rights(2)	158,776	155,522	139,927	120,747	108,074	2	47
Total mortgages serviced for others (in millions)(2)	15,231	15,213	15,367	15,623	15,571	—	(2)
MSR % of investor servicing portfolio(2)	1.04%	1.02%	0.91%	0.77%	0.69%	2	5,072

Net impact of MSR hedging						—
MSR valuation adjustment(1)	$173	$14,128	$17,798	$11,747	$(19,543)	(99)%	(101)%
Net trading gains (losses) related to MSR hedging	110	(15,755)	(7,872)	(1,736)	15,395	(101)	(99)
Net interest income (loss) related to MSR hedging	—	—	—	—	4	—	(100)

Net gain (loss) of MSR hedging	$283	$(1,627)	$9,926	$10,011	$(4,144)	(117)%	(107)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2013			2012
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Allowance for loan and lease losses, beginning of period	$733,076	$746,769	$769,075	$789,142	$859,646
Loan and lease losses	(85,252)	(63,238)	(84,142)	(106,962)	(132,186)
Recoveries of loans previously charged off	29,510	28,448	32,455	36,832	27,091

Net loan and lease losses	(55,742)	(34,790)	(51,687)	(70,130)	(105,095)

Provision for loan and lease losses	(11,234)	21,354	29,388	52,370	34,419
Allowance of assets sold or transferred to loans held for sale	(70)	(257)	(7)	(2,307)	172

Allowance for loan and lease losses, end of period	$666,030	$733,076	$746,769	$769,075	$789,142

Allowance for unfunded loan commitments and letters of credit, beginning of period	$44,223	$40,855	$40,651	$53,563	$50,978
Provision for (reduction in) unfunded loan commitments and letters of credit losses	22,634	3,368	204	(12,912)	2,585

Allowance for unfunded loan commitments and letters of credit, end of period	$66,857	$44,223	$40,855	$40,651	$53,563

Total allowance for credit losses, end of period	$732,887	$777,299	$787,624	$809,726	$842,705

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.57%	1.76%	1.81%	1.89%	1.96%
Nonaccrual loans and leases (NALs)	200	202	196	189	177
Nonperforming assets (NPAs)	178	185	180	173	155
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.72%	1.86%	1.91%	1.99%	2.09%
Nonaccrual loans and leases	220	214	207	199	189
Nonperforming assets	196	196	190	182	165

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2013			2012
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$1,661	$1,586	$3,317	$7,052	$13,023
Commercial real estate:
Construction	6,165	1,079	(798)	11,038	(280)
Commercial	6,398	1,305	13,575	10,333	17,654

Commercial real estate	12,563	2,384	12,777	21,371	17,374

Total commercial	14,224	3,970	16,094	28,423	30,397

Consumer:
Automobile	2,721	1,463	2,594	1,896	4,019
Home equity	27,175	14,654	19,983	25,013	46,592
Residential mortgage	4,789	8,620	6,148	9,687	16,880
Other consumer	6,833	6,083	6,868	5,111	7,207

Total consumer	41,518	30,820	35,593	41,707	74,698

Total net charge-offs	$55,742	$34,790	$51,687	$70,130	$105,095

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.04%	0.04%	0.08%	0.17%	0.32%
Commercial real estate:
Construction	4.36	0.74	(0.53)	7.67	(0.20)
Commercial	0.59	0.12	1.16	0.84	1.37

Commercial real estate	1.02	0.19	0.97	1.56	1.21

Total commercial	0.26	0.07	0.29	0.52	0.55

Consumer:
Automobile	0.18	0.11	0.21	0.17	0.40
Home equity	1.30	0.71	0.95	1.20	2.23
Residential mortgage	0.36	0.66	0.49	0.75	1.30
Other consumer	7.19	5.28	6.67	4.74	6.49

Total consumer	0.83	0.64	0.76	0.91	1.65

Net charge-offs as a % of average loans	0.53%	0.34%	0.51%	0.69%	1.05%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2013			2012
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$68,034	$80,037	$80,928	$90,705	$109,452
Commercial real estate	80,295	93,643	110,803	127,128	148,986
Automobile	5,972	7,743	6,770	7,823	11,814
Residential mortgage	116,260	122,040	118,405	122,452	123,140
Home equity	62,545	60,083	63,405	59,525	51,654

Total nonaccrual loans and leases	333,106	363,546	380,311	407,633	445,046
Other real estate, net:
Residential	16,610	17,353	19,538	21,378	23,640
Commercial	12,544	3,713	5,601	6,719	30,566

Total other real estate, net	29,154	21,066	25,139	28,097	54,206
Other NPAs(1)	12,000	12,087	10,045	10,045	10,476

Total nonperforming assets(4)	$374,260	$396,699	$415,495	$445,775	$509,728

Nonaccrual loans and leases as a % of total loans and leases	0.78%	0.87%	0.92%	1.00%	1.11%
NPA ratio(2)	0.88	0.95	1.01	1.09	1.26
(NPA+90days)/(Loan+OREO)(3)	0.93	1.38	1.48	1.59	1.75

	2013			2012
	Third	Second	First	Fourth	Third
Nonperforming assets, beginning of period	$396,699	$415,495	$445,775	$509,728	$523,250
New nonperforming assets(4)	139,767	101,840	115,061	175,083	210,995
Returns to accruing status	(31,293)	(18,915)	(19,537)	(23,553)	(45,729)
Loan and lease losses	(65,823)	(40,546)	(51,019)	(82,759)	(78,308)
OREO (losses) gains	1,053	1,874	840	283	73
Payments	(61,116)	(54,242)	(64,045)	(81,940)	(90,535)
Sales	(5,027)	(8,807)	(11,580)	(51,067)	(10,018)

Nonperforming assets, end of period	$374,260	$396,699	$415,495	$445,775	$509,728

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.
(4)

Includes $57.9 at September 30, 2013; $59.6 million at June 30, 2013; $59.9 million at March 31, 2013; $60.1 million at December 31, 2012; $63.0 million at September 30, 2012; related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2013			2012
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$19,217	$24,851	$26,547	$26,648	$26,117
Commercial real estate	44,026	45,051	56,007	56,660	45,131
Automobile	3,599	3,392	3,531	4,418	3,857
Residential mortgage (excluding loans guaranteed by the U.S. Government)	13,978	5,217	6,187	2,718	10,687
Home equity	13,044	14,245	15,044	18,200	21,343
Other consumer	1,102	1,367	1,107	1,672	1,084

Total, excl. loans guaranteed by the U.S. Government	94,966	94,123	108,423	110,316	108,219
Add: loans guaranteed by U.S. Government	81,770	87,135	88,596	90,816	87,463

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$176,736	$181,258	$197,019	$201,132	$195,682

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22%	0.23%	0.26%	0.27%	0.27%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.20	0.21	0.21	0.22	0.22
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.42	0.43	0.48	0.49	0.49
Accruing troubled debt restructured loans:
Commercial and industrial	$85,687	$94,583	$90,642	$76,586	$55,809
Commercial real estate	204,597	184,372	192,167	208,901	222,155
Automobile	30,981	32,768	34,379	35,784	33,719
Home equity (1)	153,591	135,759	162,087	110,581	92,763
Residential mortgage	300,809	293,933	288,041	290,011	280,890
Other consumer	959	3,383	2,514	2,544	2,644

Total accruing troubled debt restructured loans	$776,624	$744,798	$769,830	$724,407	$687,980

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$8,643	$14,541	$14,970	$19,268	$28,859
Commercial real estate	22,695	26,118	26,588	32,548	20,284
Automobile	5,972	7,743	6,770	7,823	11,814
Home equity	11,434	10,227	11,235	6,951	7,756
Residential mortgage	77,525	80,563	84,317	84,515	83,163
Other consumer	—	—	—	113	113

Total nonaccruing troubled debt restructured loans	$126,269	$139,192	$143,880	$151,218	$151,989

(1)	The 2013 second quarter includes a $43.1 million reduction of home equity TDRs incorrectly reflected as new TDRs in the 2013 first quarter.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2013			2012
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third
Common stock price, per share
High(1)	$8.780	$7.960	$7.550	$7.200	$7.200
Low(1)	7.900	6.820	6.480	5.900	6.160
Close	8.260	7.870	7.370	6.390	6.895
Average closing price	8.445	7.457	7.073	6.416	6.561
Dividends, per share
Cash dividends declared per common share	$0.05	$0.05	$0.04	$0.04	$0.04
Common shares outstanding
Average—basic	830,398	834,730	841,103	847,220	857,871
Average—diluted	841,015	843,840	848,708	853,306	863,588
Ending	830,145	829,675	838,758	842,813	855,485
Book value per common share	$6.72	$6.51	$6.53	$6.41	$6.34
Tangible book value per common share(2)	6.10	5.88	5.91	5.78	5.71
Common share repurchases
Number of shares repurchased	1,974	9,996	4,738	13,160	3,742

	2013			2012
(dollar amounts in millions)	September 30,	June 30,	March 31,	December 31,	September 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,962	$5,784	$5,867	$5,790	$5,808
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(104)	(114)	(124)	(132)	(144)
Add: related deferred tax liability(2)	36	40	43	46	50

Total tangible equity	5,450	5,266	5,342	5,260	5,270
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,064	$4,880	$4,956	$4,874	$4,884

Total assets	$56,648	$56,114	$56,055	$56,153	$56,443
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(104)	(114)	(124)	(132)	(144)
Add: related deferred tax liability(2)	36	40	43	46	50

Total tangible assets	$56,136	$55,596	$55,530	$55,623	$55,905

Tangible equity / tangible asset ratio	9.71%	9.47%	9.62%	9.46%	9.43%
Tangible common equity / tangible asset ratio	9.02	8.78	8.92	8.76	8.74
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$6,018	$5,885	$5,829	$5,741	$5,720
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(299)	(299)	(299)	(299)	(335)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$5,283	$5,150	$5,094	$5,006	$4,949

Total risk-weighted assets(4)	$48,687	$48,080	$47,937	$47,773	$48,147
Tier 1 common risk-based capital ratio(4)	10.85%	10.71%	10.62%	10.48%	10.28%
Other capital data:
Tier 1 leverage ratio(4)	10.85	10.64	10.57	10.36	10.29
Tier 1 risk-based capital ratio(4)	12.36	12.24	12.16	12.02	11.88
Total risk-based capital ratio(4)	14.67	14.57	14.55	14.50	14.36
Tangible common equity / risk-weighted assets ratio(4)	10.40	10.15	10.34	10.20	10.14
Other data:
Number of employees (full-time equivalent)	11,956	12,155	12,052	11,806	11,731
Number of domestic full-service branches(3)	731	727	717	705	699

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	September 30, 2013, figures are estimated and are presented on a basel 1 basis.

Huntington Bancshares Incorporated

Consolidated Year To Date Average Balance Sheets

(Unaudited)

	YTD Average Balances
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2013	2012	Amount	Percent
Assets
Interest bearing deposits in banks	$70	$102	$(32)	(31)%
Loans held for sale	588	1,170	(582)	(50)
Securities:
Available-for-sale and other securities:
Taxable	6,574	8,156	(1,582)	(19)
Tax-exempt	568	405	163	40

Total available-for-sale and other securities	7,142	8,561	(1,419)	(17)
Trading account securities	82	57	25	44
Held-to-maturity securities—taxable	1,857	680	1,177	173

Total Securities	9,081	9,298	(217)	(2)

Loans and leases:(1)
Commercial:
Commercial and industrial	17,007	15,756	1,251	8
Commercial real estate:
Construction	583	584	(1)	—
Commercial	4,488	5,299	(811)	(15)

Commercial real estate	5,071	5,883	(812)	(14)

Total commercial	22,078	21,639	439	2

Consumer:
Automobile	5,402	4,540	862	19
Home equity	8,299	8,305	(6)	—
Residential mortgage	5,154	5,201	(47)	(1)
Other consumer	451	463	(12)	(3)

Total consumer	19,306	18,509	797	4

Total loans and leases	41,384	40,148	1,236	3
Allowance for loan and lease losses	(745)	(908)	163	(18)

Net loans and leases	40,639	39,240	1,399	4

Total earning assets	51,123	50,718	405	1

Cash and due from banks	930	967	(37)	(4)
Intangible assets	562	606	(44)	(7)
All other assets	3,974	4,163	(189)	(5)

Total assets	$55,844	$55,546	$298	1%

Liabilities and shareholders’ equity
Deposits:
Demand deposits—noninterest-bearing	$12,714	$11,890	$824	7%
Demand deposits—interest-bearing	5,888	5,800	88	2

Total demand deposits	18,602	17,690	912	5
Money market deposits	15,287	13,616	1,671	12
Savings and other domestic deposits	5,068	4,924	144	3
Core certificates of deposit	4,761	6,419	(1,658)	(26)

Total core deposits	43,718	42,649	1,069	3
Other domestic deposits of $250,000 or more	317	315	2	1
Brokered deposits and negotiable CDs	1,676	1,535	141	9
Deposits in foreign offices	344	381	(37)	(10)

Total deposits	46,055	44,880	1,175	3
Short-term borrowings	724	1,410	(686)	(49)
Federal Home Loan Bank advances	663	383	280	73
Subordinated notes and other long-term debt	1,467	2,178	(711)	(33)

Total interest-bearing liabilities	36,195	36,961	(766)	(2)

All other liabilities	1,068	1,081	(13)	(1)
Shareholders’ equity	5,867	5,614	253	5

Total liabilities and shareholders’ equity	$55,844	$55,546	$298	1%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in thousands)	2013	2012
Assets
Interest bearing deposits in banks	$94	$151
Loans held for sale	15,319	30,094
Securities:
Available-for-sale and other securities:
Taxable	114,004	143,005
Tax-exempt	16,967	12,691

Total available-for-sale and other securities	130,971	155,696
Trading account securities	275	608
Held-to-maturity securities—taxable	31,835	14,844

Total Securities	163,081	171,148
Loans and leases:
Commercial:
Commercial and industrial	484,045	475,814
Commercial real estate:
Construction	17,524	16,811
Commercial	138,717	156,008

Commercial real estate	156,241	172,819

Total commercial	640,286	648,633

Consumer:
Automobile	161,389	163,124
Home equity	257,375	267,328
Residential mortgage	149,376	160,221
Other consumer	23,037	25,505

Total consumer	591,177	616,178

Total loans and leases	1,231,463	1,264,811

Total earning assets	$1,409,957	$1,466,204

Liabilities
Deposits:
Demand deposits—noninterest-bearing	$—	$—
Demand deposits—interest-bearing	1,894	2,845

Total demand deposits	1,894	2,845
Money market deposits	27,534	30,322
Savings and other domestic deposits	10,367	14,779
Core certificates of deposit	40,214	67,838

Total core deposits	80,009	115,784
Other domestic deposits of $250,000 or more	1,171	1,587
Brokered deposits and negotiable CDs	7,715	8,553
Deposits in foreign offices	386	526

Total deposits	89,281	126,450
Short-term borrowings	571	1,685
Federal Home Loan Bank advances	771	690
Subordinated notes and other long-term debt	26,231	45,974

Total interest-bearing liabilities	116,854	174,799

Net interest income	$1,293,103	$1,291,405

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Year To Date Net Interest Margin—Yield

(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2013	2012
Assets
Interest bearing deposits in banks	0.18%	0.20%
Loans held for sale	3.47	3.43
Securities:
Available-for-sale and other securities:
Taxable	2.31	2.34
Tax-exempt	3.98	4.18

Total available-for-sale and other securities	2.45	2.42
Trading account securities	0.45	1.42
Held-to-maturity securities—taxable	2.29	2.91

Total Securities	2.39	2.45

Loans and leases:(3)
Commercial:
Commercial and industrial	3.75	3.97
Commercial real estate:
Construction	3.96	3.78
Commercial	4.08	3.87

Commercial real estate	4.06	3.86

Total commercial	3.82	3.94

Consumer:
Automobile	3.99	4.80
Home equity	4.15	4.29
Residential mortgage	3.86	4.11
Other consumer	6.82	7.35

Total consumer	4.09	4.44

Total loans and leases	3.95	4.17

Total earning assets	3.69%	3.86%

Liabilities
Deposits:
Demand deposits—noninterest-bearing	—%	—%
Demand deposits—interest-bearing	0.04	0.07

Total demand deposit	0.01	0.02
Money market deposits	0.24	0.30
Savings and other domestic deposits	0.27	0.40
Core certificates of deposit	1.13	1.41

Total core deposits	0.35	0.50
Other domestic deposits of $250,000 or more	0.49	0.67
Brokered deposits and negotiable CDs	0.62	0.74
Deposits in foreign offices	0.15	0.18

Total deposits	0.36	0.51
Short-term borrowings	0.11	0.16
Federal Home Loan Bank advances	0.15	0.24
Subordinated notes and other long-term debt	2.39	2.81

Total interest bearing liabilities	0.43	0.63

Net interest rate spread	3.26	3.23
Impact of noninterest-bearing funds on margin	0.12	0.17

Net interest margin	3.38%	3.40%

Commercial Loan Derivative Impact

(Unaudited)

	YTD Average Rates (2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2013	2012
Commercial loans(2)(3)	3.57%	3.65%
Impact of commercial loan derivatives	0.25	0.29

Total commercial—as reported	3.82%	3.94%

Average 30 day LIBOR	0.20%	0.22%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Year To Date Income Statement Data

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2013	2012	Amount	Percent
Interest income	$1,390,813	$1,451,268	$(60,455)	(4)%
Interest expense	116,854	174,799	(57,945)	(33)

Net interest income	1,273,959	1,276,469	(2,510)	—
Provision for credit losses	65,714	107,930	(42,216)	(39)

Net interest income after provision for credit losses	1,208,245	1,168,539	39,706	3

Service charges on deposit accounts	201,810	194,096	7,714	4
Mortgage banking income	102,528	129,381	(26,853)	(21)
Trust services	92,296	90,509	1,787	2
Electronic banking	68,340	61,279	7,061	12
Brokerage income	54,073	54,811	(738)	(1)
Insurance income	53,708	54,051	(343)	(1)
Gain on sale of loans	11,027	37,492	(26,465)	(71)
Bank owned life insurance income	42,603	42,275	328	1
Capital markets fees	32,888	34,652	(1,764)	(5)
Securities gains (losses)	(821)	3,906	(4,727)	(121)
Other income	92,915	97,754	(4,839)	(5)

Total noninterest income	751,367	800,206	(48,839)	(6)

Personnel costs	752,083	734,241	17,842	2
Outside data processing and other services	148,476	141,556	6,920	5
Net occupancy	93,361	82,152	11,209	14
Equipment	78,018	76,367	1,651	2
Deposit and other insurance expense	40,105	52,003	(11,898)	(23)
Professional services	29,020	43,244	(14,224)	(33)
Marketing	37,481	47,807	(10,326)	(22)
Amortization of intangibles	31,044	34,902	(3,858)	(11)
OREO and foreclosure expense	4,448	14,038	(9,590)	(68)
Gain on early extinguishment of debt	—	(798)	798	(100)
Other expense	97,958	139,736	(41,778)	(30)

Total noninterest expense	1,311,994	1,365,248	(53,254)	(4)

Income before income taxes	647,618	603,497	44,121	7
Provision for income taxes	166,700	129,754	36,946	28

Net income	$480,918	$473,743	$7,175	2%

Dividends on preferred shares	23,904	24,016	(112)	—

Net income applicable to common shares	$457,014	$449,727	$7,287	2%

Average common shares—basic	835,410	861,543	(26,133)	(3)%
Average common shares—diluted	844,521	866,768	(22,247)	(3)
Per common share
Net income—basic	$0.55	$0.52	$0.03	6%
Net income—diluted	0.54	0.52	0.02	4
Cash dividends declared	0.14	0.12	0.02	17
Revenue—fully taxable equivalent (FTE)
Net interest income	$1,273,959	$1,276,469	$(2,510)	—%
FTE adjustment(2)	19,144	14,936	4,208	28

Net interest income	1,293,103	1,291,405	1,698	—
Noninterest income	751,367	800,206	(48,839)	(6)

Total revenue	$2,044,470	$2,091,611	$(47,141)	(2)%

Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Year To Date Mortgage Banking Income

(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2013	2012	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$70,815	$102,348	$(31,533)	(31)%
Servicing fees	33,007	34,686	(1,679)	(5)
Amortization of capitalized servicing	(22,684)	(26,792)	4,108	(15)
Other mortgage banking income	12,809	14,779	(1,970)	(13)

Subtotal	93,947	125,021	(31,074)	(25)
MSR valuation adjustment(1)	32,098	(28,649)	60,747	(212)
Net trading gains (losses) related to MSR hedging	(23,517)	33,009	(56,526)	(171)

Total mortgage banking income	$102,528	$129,381	$(26,853)	(21)%

Mortgage originations (in millions)	$3,577	$3,672	$(95)	(3)%
Average trading account securities used to hedge MSRs (in millions)	—	4	(4)	(100)
Capitalized mortgage servicing rights(2)	158,776	108,074	50,702	47
Total mortgages serviced for others (in millions)(2)	15,231	15,571	(340)	(2)
MSR % of investor servicing portfolio	1.04%	0.69%	0.35%	51

Net impact of MSR hedging
MSR valuation adjustment(1)	$32,098	$(28,649)	$60,747	(212)%
Net trading gains (losses) related to MSR hedging	(23,517)	33,009	(56,526)	(171)
Net interest income related to MSR hedging	—	(26)	26	(100)

Net gain (loss) on MSR hedging	$8,581	$4,334	$4,247	98%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Year To Date Credit Reserves Analysis

(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2013	2012
Allowance for loan and lease losses, beginning of period	$769,075	$964,828
Loan and lease losses	(232,632)	(348,238)
Recoveries of loans previously charged off	90,413	75,906

Net loan and lease losses	(142,219)	(272,332)

Provision for loan and lease losses	39,508	102,823
Allowance of assets sold or transferred to loans held for sale	(334)	(6,177)

Allowance for loan and lease losses, end of period	$666,030	$789,142

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,651	$48,456
Provision for (reduction in) unfunded loan commitments and letters of credit losses	26,206	5,107

Allowance for unfunded loan commitments and letters of credit, end of period	$66,857	$53,563

Total allowance for credit losses	$732,887	$842,705

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.57%	1.96%
Nonaccrual loans and leases (NALs)	200	177
Nonperforming assets (NPAs)	178	155
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.72%	2.09%
Nonaccrual loans and leases (NALs)	220	189
Nonperforming assets (NPAs)	196	165

Huntington Bancshares Incorporated

Year To Date Net Charge-Off Analysis

(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2013	2012
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$6,564	$57,196
Commercial real estate:
Construction	6,446	(2,997)
Commercial	21,278	60,055

Commercial real estate	27,724	57,058

Total commercial	34,288	114,254

Consumer:
Automobile	6,778	7,546
Home equity	61,812	91,370
Residential mortgage	19,557	38,236
Other consumer	19,784	20,926

Total consumer	107,931	158,078

Total net charge-offs	$142,219	$272,332

Net charge-offs—annualized percentages:
Commercial:
Commercial and industrial	0.05%	0.48%
Commercial real estate:
Construction	1.47	(0.68)
Commercial	0.63	1.51

Commercial real estate	0.73	1.29

Total commercial	0.21	0.70

Consumer:
Automobile	0.17	0.22
Home equity	0.99	1.47
Residential mortgage	0.51	0.98
Other consumer	5.85	6.03

Total consumer	0.75	1.14

Net charge-offs as a % of average loans	0.46%	0.90%

Huntington Bancshares Incorporated

Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	September 30,
(dollar amounts in thousands)	2013	2012
Nonaccrual loans and leases (NALs):
Commercial and industrial	$68,034	$109,452
Commercial real estate	80,295	148,986
Automobile	5,972	11,814
Residential mortgage	116,260	123,140
Home equity	62,545	51,654

Total nonaccrual loans and leases	333,106	445,046
Other real estate, net:
Residential	16,610	23,640
Commercial	12,544	30,566

Total other real estate, net	29,154	54,206
Other NPAs (1)	12,000	10,476

Total nonperforming assets (3)	$374,260	$509,728

Nonaccrual loans and leases as a % of total loans and leases	0.78%	1.11%
NPA ratio (2)	0.88	1.26

	Nine Months Ended September 30,
(dollar amounts in thousands)	2013	2012
Nonperforming assets, beginning of period	$445,775	$590,276
New nonperforming assets	356,668 (4)	566,641
Returns to accruing status	(69,745)	(117,161)
Loan and lease losses	(157,388)	(228,220)
OREO losses (gains)	3,767	(681)
Payments	(179,403)	(220,674)
Sales	(25,414)	(80,453)

Nonperforming assets, end of period	$374,260	$509,728

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	Includes $57.9 million at September 30, 2013 and $63.0 million at September 30, 2012, related to chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	September 30,
(dollar amounts in thousands)	2013	2012
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$19,217	$26,117
Commercial real estate	44,026	45,131
Automobile	3,599	3,857
Residential mortgage (excluding loans guaranteed by the U.S. Government)	13,978	10,687
Home equity	13,044	21,343
Other consumer	1,102	1,084

Total, excl. loans guaranteed by the U.S. Government	94,966	108,219
Add: loans guaranteed by U.S. Government	81,770	87,463

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$176,736	$195,682

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22%	0.27%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.20%	0.22%
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.42%	0.49%
Accruing troubled debt restructured loans:
Commercial and industrial	$85,687	$55,809
Commercial real estate	204,597	222,155
Automobile	30,981	33,719
Home equity	153,591	92,763
Residential mortgage	300,809	280,890
Other consumer	959	2,644

Total accruing troubled debt restructured loans	$776,624	$687,980

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$8,643	$28,859
Commercial real estate	22,695	20,284
Automobile	5,972	11,814
Home equity	11,434	7,756
Residential mortgage	77,525	83,163
Other consumer	—	113

Total nonaccruing troubled debt restructured loans	$126,269	$151,989